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Exhibit 10.5

AGREEMENT OF TENDER, EXCHANGE AND TRANSMITTAL
OF SERIES E-1 STOCK

        Agreement of Tender, Exchange and Transmittal of Series E-1 Stock (this "Agreement") dated as of March 3, 2004, by and between Displaytech, Inc., a Colorado corporation (the "Company"), and each of the persons and entities listed as Purchasers on the signature pages hereto (each, a "Purchaser" and, collectively, the "Purchasers").

W I T N E S S E T H

        WHEREAS, by resolution of its Board of Directors dated February 27, 2004, the Company has authorized holders of shares of the Company's Series E-1 Senior Preferred Stock, par value $.001 per share (the "Series E-1 Stock"), and their designees, to tender their currently-owned shares of Series E-1 Stock, together with any and all accrued, cumulative and unpaid dividends thereon, to the Company in exchange for shares of the Company's Series F Convertible Preferred Stock, par value $.001 per share (the "Series F Stock").

        NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

SECTION 1. TENDER OF SERIES E-1 STOCK

        Each Purchaser hereby tenders that certain number of shares of Series E-1 Stock set forth opposite such Purchaser's name on Schedule I hereto, together with any and all accrued, cumulative and unpaid dividends thereon, in exchange for that certain number of shares of Series F Stock as is set forth on Schedule I hereto. Each Purchaser hereby agrees that immediately as of the date hereof, all rights and privileges of such Purchaser arising from such Purchaser's ownership of Series E-1 Stock (whether arising from the Certificate of Designation and Determination of Preferences of the Series E-1 Senior Preferred Stock or otherwise) are hereby extinguished and the Company is hereby immediately released from any and all obligations arising therefrom.

SECTION 2. FURTHER ASSURANCES

        Each Purchaser hereby agrees to cooperate with the Company and to take such actions as the Company may reasonably request to effectuate the transactions contemplated hereby.

SECTION 3. MISCELLANEOUS

        Section 3.1    This Agreement shall be binding upon, and shall inure to the benefit of, the Company and each of the Purchasers, and their respective successors and assigns. Nothing expressed herein is intended or shall be construed to give any person or entity other than the persons and entities referred to in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement.

        Section 3.2    This Agreement shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the internal laws of the State of New York, without regard to conflict of laws. This Agreement may be executed in any number of counterparts (and by facsimile), and by the different parties on different counterparts, each counterpart constituting an original, but all together constituting only one agreement.

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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

DISPLAYTECH, INC.
		By:	/s/ RICHARD BARTON
Name: Richard Barton Title: Chief Executive Officer
Accepted and Agreed to as of the date first above written by the undersigned Purchasers:
FLEMING US DISCOVERY FUND III, L.P.
By:	FLEMING US DISCOVERY PARTNERS, L.P., its general partner
By:	FLEMING US DISCOVERY, LLC, its general partner
By:	/s/ ROBERT L. BURR Robert L. Burr, member
FLEMING US DISCOVERY OFFSHORE FUND III, L.P.
By:	FLEMING US DISCOVERY PARTNERS, L.P., its general partner
By:	FLEMING US DISCOVERY, LLC, its general partner
By:	/s/ ROBERT L. BURR Robert L. Burr, member

INTERWEST CAPITAL, INC.
By:	/s/ WM. C. GLYNN
Name: William C. Glynn Title: President
NISSHO ELECTRONICS CORPORATION
By:	/s/ TAKASHI FUKUDA
Name: Takashi Fukuda Title: Senior Managing Director

Schedule I

	Shares of
Name of Purchaser	Series E-1 Stock Tendered Hereunder	Series F Stock Issuable Hereunder
	(together with any and all accrued, cumulative and unpaid dividends thereon as of date the hereof)
Fleming US Discovery Fund III, L.P.	29,069	29,069
Fleming US Discovery Offshore Fund III, L.P.	4,654	4,654
InterWest Capital, Inc.	33,724	33,724
Nissho Electronics Corporation	11,101	11,101

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AGREEMENT OF TENDER, EXCHANGE AND TRANSMITTAL OF SERIES E-1 STOCK